PROSPECTUS SUPPLEMENT MARCH 31, 1997*

IDS Intermediate Tax-Exempt Fund Prospectus (Oct. 11, 1996)
S-6353A (10/96)

The following is added at the end of page 6 and is intended to update the financial information in the prospectus:

                                        Performance
                                        Financial highlights

                                        Period ended Jan. 31,
                                        Per share income and capital changes*
                                       Class A                         Class B                             Class Y
                                1997***         1996**          1997***        1996**           1997***              1996**
Net asset value,
beginning of period             $5.04           $5.00           $5.04          $5.00            $5.04                $5.00
____________________________________________________________________________________________________________________________
                                        Income from investment operations:
Net investment income             .01              --              --             --               .01                  --
Net gains (losses)  (both         .01             .04             .01            .04               .01                  .04
realized and unrealized)
____________________________________________________________________________________________________________________________
Total from investment             .02             .04             .01            .04               .02                  .04
operations
____________________________________________________________________________________________________________________________
                                        Less distributions:
Dividends from net               (.02)             --            (.01)            --              (.02)                  --
investment income
____________________________________________________________________________________________________________________________
Net asset value,                $5.04           $5.04           $5.04          $5.04             $5.04                $5.04
end of period
____________________________________________________________________________________________________________________________
                                        Ratios/supplemental data
                                        Class A                        Class B                             Class Y
                                1997***         1996**          1997***        1996**           1997***              1996**

Net assets, end of              $7              $2              $2               --             $ --                 $ --
period (in millions)
Ratio of expenses to             .90%#+          .90%#+         1.66%#+        1.66%#+           .73%#+               .73%#+
average daily net assets
Ratio of net income to          3.25%+          3.19%+          2.50%+         2.04%+           3.51%+               2.32%+
average daily net assets
Portfolio turnover rate           --              --              --             --               --                   --
(excluding short-term
securities)
Total return##                  1.4%            1.0%            1.2%            .9%             1.4%                 1.0%
______________________________________________________________________________________________________________________________

   *For a share outstanding throughout the period. Rounded to the nearest cent. **Inception date was Nov. 13, 1996
***Period ended Jan. 31, 1997 (Unaudited).
   +Adjusted to an annual basis.
   #During the period from Nov. 13, 1996 to Nov. 30, 1996, AEFC reimbursed the fund for certain expenses.
    Had AEFC not done so, the annual ratios of expenses would have been 2.78% and 48.94% for Class A, 5.12% and 55.07% for Class B and 2.25% and 83.81% for Class Y for the periods ended 1997 and 1996, respectively.
##Total return does not reflect payment of a sales charge.

Please see the 1997 semi-annual report for additional information.

The semi-annual report is incorporated into the prospectus by reference.

















(3/97)
*Valid until next prospectus update
Destroy January 29, 1998